UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2007

                 The South Financial Group, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

102 South Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 16, 2007, the Company and Andrew B. Cheney entered into an employment agreement, which will become effective when his current employment contract expires by its terms on January 31, 2008. It provides for base and bonus compensation, and provides for payments upon termination under certain circumstances of up to 1.5 times base salary. This agreement is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
99.1	Employment Agreement effective as of January 31, 2008 between the Company and Andrew B. Cheney

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SOUTH FINANCIAL GROUP, INC.

/s/   William P. Crawford, Jr.

November 23, 2007

William P. Crawford, Jr.

Executive Vice President and General Counsel

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